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                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION
Aberdeen Cargo Handling Services Limited                                         United Kingdom
ACN 052 291 264 Pty Ltd.                                                         Australia
ACN 005 585 795 Pty. Ltd.                                                        Australia
ACN 009 091 105 Pty Ltd.                                                         Australia
ADute Pty Ltd                                                                    Australia
Al-Rushaid Taylor Diving Ltd.                                                    Saudi Arabia
American Thai Barite Limited                                                     Thailand
AOC Australia Pty. Ltd.                                                          Australia
AOC Brown & Root Canada Limited                                                  Canada
AOC Canada Limited                                                               Canada
AOC Hopkinsons Limited                                                           United Kingdom
AOC International Limited                                                        United Kingdom
AOC Nigeria Ltd                                                                  Nigeria
AOC Services Limited                                                             Jersey
AOC Technical Services Limited                                                   United Kingdom
AOC Turbine Services Limited                                                     United Kingdom
AOC/Wood Offshore Contractors Limited                                            United Kingdom
AOCI New Limited                                                                 United Kingdom
Arabian Minerals & Chemicals Ltd.                                                Saudi Arabia
Arabian Pipecoating Company Limited                                              Saudi Arabia
Arabian Rockbits and Drilling Tools Company, Ltd.                                Saudi Arabia
Arabian Shaw Pipecoaters (Thailand) Limited                                      Thailand
Arctic Pacific Contractors (UK) Limited                                          United Kingdom
Arctic Pacific Contractors International, L.L.C.                                 United States
AS-Built Solutions Limited                                                       United Kingdom
Asia Energy Services Sdn. Bhd.                                                   Malaysia
Asia Pacific Contracting Pty Ltd.                                                Australia
Asia Pacific Transport Finance Pty Ltd                                           Australia
Asia Pacific Transport Pty Ltd                                                   Australia
Asian Marine Contractors Limited                                                 Mauritius
Atlantic Minerals and Products Corporation                                       United States
AVA (U.K.) Limited                                                               United Kingdom
AVA S.a.r.l.                                                                     France
Avalon Financial Services, Ltd                                                   Cayman Islands
Awe Plc                                                                          United Kingdom
Axelson Pump Company                                                             United States
Axelson-Kuban LLC                                                                CIS
B&R-G5 Industrial Services (Proprietary) Limited                                 South Africa

                                      21-1

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

B. Thornton, Limited                                                             United Kingdom
Bakhsh Kellogg Saudi Arabia Ltd.                                                 Saudi Arabia
Baroid (Far East) Pte. Ltd.                                                      Singapore
Baroid (Saudi Arabia) Limited                                                    Saudi Arabia
Baroid Australia Pty. Limited                                                    Australia
Baroid Caribbean Limited                                                         Cayman Islands
Baroid Corporation                                                               United Kingdom
Baroid de Venezuela, S.A.                                                        Venezuela
Baroid Drilling Chemical Products Limited                                        Nigeria
Baroid GmbH                                                                      Germany
Baroid International, Inc.                                                       United States
Baroid International Trading Corporation                                         United States
Baroid International, S.p.A.                                                     Italy
Baroid Limited                                                                   United Kingdom
Baroid Nigeria, Inc.                                                             United States
Baroid of Nigeria Limited                                                        Nigeria
Baroid Pigmina Industrial e Comercial Ltda.                                      Brazil
Baroid S.A.R.L.                                                                  Tunisia
Baroid Sales Export Corporation                                                  United States
Baroid Services Sdn. Bhd.                                                        Malaysia
Baroid Technology, Inc.                                                          United States
Baroid Trinidad Services Limited                                                 Trinidad
Baroid/VIDCO, L.L.C.                                                             United States
Betex BV                                                                         Netherlands
BHPE-Kinhill (India) Private Ltd                                                 India
BITC Holdings (US) LLC                                                           United States
BITC (US) LLC                                                                    United States
Bluefoil Limited                                                                 United Kingdom
Bonny Project Management Company Limited                                         United Kingdom
BRAMA Brown & Root and Marshall Aerospace Limited                                United Kingdom
Bredero Price Brasil LTDA                                                        Brazil
Bredero Price Coaters Limited                                                    Australia
Bredero Price Coaters (Thailand) Limited                                         Thailand
Bredero Price Colombia B.V.                                                      Netherlands
Bredero Price Company                                                            United States
Bredero Price Custom Coatings Limited                                            Cyprus

                                      21-2

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

Bredero Price de Mexico S.A. de C.V.                                             Mexico
Bredero Price Holding B.V.                                                       Netherlands
Bredero Price International B.V.                                                 Netherlands
Bredero Price Italy Srl                                                          Italy
Bredero Price Pipecoaters (Thailand) Limited                                     Thailand
Bredero Price Pipecoaters B.V.                                                   Netherlands
Bredero Price Services Limited                                                   United Kingdom
Bredero-Price Singapore Pte Ltd                                                  Singapore
Bredero Shaw Australia Pty. Ltd.                                                 Australia
Bredero-Shaw Company                                                             Canada
Bredero-Shaw, Inc.                                                               United States
Bredero-Shaw, S.L.                                                               Spain
Bredero-Shaw International Ltd.                                                  Barbados
Breswater Marine Contracting B.V.                                                Netherlands
British Pleuger Submersible Pumps Limited                                        United Kingdom
British Underwater Engineering Limited                                           United Kingdom
Brown & Root (Asia Pacific) Pte. Ltd.                                            Singapore
Brown & Root (Gulf) E.C.                                                         Bahrain
Brown & Root (Labuan) Sendirian Berhad                                           Malaysia
Brown & Root (Malaysia) Sdn. Bhd.                                                Malaysia
Brown & Root (Overseas) Limited                                                  Jersey
Brown & Root (S) Pte Ltd                                                         Singapore
Brown & Root (Services) Limited                                                  United Kingdom
Brown & Root-Murphy, L.L.C.                                                      United States
Brown & Root AOC Limited                                                         United Kingdom
Brown & Root Bangladesh Limited                                                  United Kingdom
Brown & Root Cayman Holdings, Inc.                                               Cayman Islands
Brown & Root Construction (Overseas) Limited                                     United Kingdom
Brown & Root Construction Pty Ltd                                                Australia
Brown & Root Ealing Technical Services Limited                                   United Kingdom
Brown & Root Energy Services (India) Private Limited                             India
Brown & Root Engineering Sdn. Bhd.                                               Malaysia
Brown & Root Espanola, S.A.                                                      Spain
Brown & Root Gemsa, S.A.                                                         Venezuela
Brown & Root Highlands Fabricators Limited                                       United Kingdom
Brown & Root Industrial Services Philippines Inc                                 Philippines
Brown & Root Ingenieros Petroleros de Venezuela, C.A.                            Venezuela

                                      21-3

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

Brown & Root International Eastern, Inc.                                         Panama
Brown & Root Investments (No. 1) Pty Ltd                                         Australia
Brown & Root Maintenance, Inc.                                                   Panama
Brown & Root Management Ltd.                                                     Canada
Brown & Root Mid East L.L.C.                                                     Oman
Brown & Root N.A. Limited                                                        British Virgin Islands
Brown & Root Nigeria Limited                                                     Nigeria
Brown & Root Operations Pty Ltd                                                  Australia
Brown & Root Projects Limited                                                    United Kingdom
Brown & Root Projects (No. 1) Pty Ltd                                            Australia
Brown & Root Projects Pty Ltd                                                    Australia
Brown & Root Pty. Limited                                                        Australia
Brown & Root Saudi Limited Co.                                                   Saudi Arabia
Brown & Root Servicios Industriales, Inc.                                        Panama
Brown & Root Technology (No. 2) Limited                                          United Kingdom
Brown & Root Technology Limited                                                  United Kingdom
Brown & Root Toll Road Investment Partners, Inc.                                 United States
Brown & Root, Booz-Allen Limited                                                 United Kingdom
Buchan Fabrications Limited                                                      United Kingdom
BUE Ships Limited                                                                United Kingdom
Caribbean Nitrogen Company Limited                                               Trinidad and Tobago
Caspian Transco Inc.                                                             Cayman Islands
CCC Cayman, Ltd.                                                                 Cayman Islands
Cebar Sdn. Bhd.                                                                  Brunei
CEBO Bohrmaterialen GmbH                                                         Germany
CEBO Cyprus Ltd.                                                                 Cyprus
CEBO Holland B.V.                                                                Netherlands
CEBO International B.V.                                                          Netherlands
CEBO Marine B.V.                                                                 Netherlands
CEBO Offshore Services Sdn. Bhd.                                                 Malaysia
CEBO U.K. Ltd.                                                                   United Kingdom
Chalfont Limited                                                                 Cyprus
Chemtronics, Inc.                                                                United States
CNOOC-Otis Well Completion Services Ltd.                                         China
Combisa, S. de R.L. de C.V.                                                      Mexico
Commercial Resins de Mexico, S.A. de C.V.                                        Mexico
Compania de Servicios NMR, SA                                                    Argentina

                                      21-4

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

Compania Transandina de Exportacion, Inc.                                        United States
Compression Coat International Ltd.
Conkel, S. de R.L. de C.V.                                                       Mexico
Consorcio Contrina LLC                                                           United Kingdom
Constructora Indolatina, S.A. de C.V.                                            Mexico
Constructores de Venezuela, Brown & Root, Inc., C.A.                             Venezuela
Cyril Lea & Associates Limited                                                   United Kingdom
DB Stratabit GmbH                                                                Germany
DB Stratabit Limited                                                             United Kingdom
DB Stratabit Pte Ltd.                                                            Singapore
DB Stratabit Sdn. Bhd.                                                           Malaysia
DDPS Limited                                                                     United Kingdom
D. Holmes Limited                                                                United Kingdom
Devonport Engineering Services Limited                                           United Kingdom
Devonport Management Limited                                                     United Kingdom
Devonport Royal Dockyard Limited                                                 United Kingdom
Devonport Royal Dockyard Pension Trustees Limited                                United Kingdom
Dorhold Limited                                                                  United Kingdom
Dresser (Algeria) Inc.                                                           United States
Dresser AG                                                                       Liechtenstein
Dresser Anstalt                                                                  Liechtenstein
Dresser Australia Pty. Ltd.                                                      Australia
Dresser B.V.                                                                     Netherlands
Dresser Cameroon S.A.R.L.                                                        Cameroon
Dresser Caspian, Inc.                                                            United States
Dresser Congo S.A.R.L.                                                           Congo
Dresser Corporation                                                              United States
Dresser del Ecuador S.A.                                                         Ecuador
Dresser Far East, Inc.                                                           United States
Dresser Foreign Sales Corporation Limited                                        Guam
Dresser Holding, Inc.                                                            United States
Dresser Industria, S.A.                                                          Bolivia
Dresser Industries, Inc.                                                         United States
Dresser Industries-RUS                                                           CIS
Dresser International Sales Corporation                                          Delaware
Dresser Investments N.V.                                                         Netherlands Antilles
Dresser Ireland Finance Company                                                  Ireland

                                      21-5

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

Dresser Kellogg Energy Services (Nigeria) Ltd                                    Nigeria
Dresser Kellogg Energy Services (S. Africa) (Proprietary) Limited                South Africa
Dresser Kellogg Energy Services Corporation                                      Panama
Dresser Kellogg Energy Services Inc.                                             United States
Dresser Kellogg Energy Services Limited                                          United Kingdom
Dresser Kellogg South Africa Limited                                             United States
Dresser Minerals International, Inc.                                             Texas
Dresser Oil Tools Arabia Ltd. Co.                                                Saudia Arabia
Dresser Oil Tools, Inc.                                                          United States
Dresser Oilfield Gabon S.a.r.L.                                                  Gabon
Dresser Oilfield Operations (Nigeria) Inc.                                       United States
Dresser Oilfield Services B.V.                                                   Netherlands
Dresser Oilfield Services, Inc.                                                  United States
Dresser South Africa (Proprietary) Limited                                       South Africa
Dresser Soviet Engineering                                                       CIS
Dresser U.K. Limited                                                             United Kingdom
Dresser U.K. Pensions Limited                                                    United Kingdom
Dresser-Shaw Company                                                             Canada
Drilling Fluids Technology A/S                                                   Norway
DS Controls, Russia                                                              Russian Federation
EMC Nederland B.V.                                                               Netherlands
Enventure Global Technology, L.L.C.                                              United States
European Marine Contractors Limited                                              United Kingdom
European Marine Contractors L.L.C.                                               United States
Fann Instrument Company                                                          United States
Fargo Engineering Company                                                        United States
Fastex Defence Services Limited                                                  United Kingdom
FastFlow Services Limited                                                        United Kingdom
Fasttrax Limited                                                                 United Kingdom
Freight Link Pty Ltd                                                             Australia
G&H Management LLC                                                               United States
GAZDMD Avtomatika                                                                CIS
GB Subwork B.V.                                                                  Netherlands
Gearhart (United Kingdom) Limited                                                United Kingdom
Gearhart Well Evaluation Limited                                                 United Kingdom
Geophysical Service Europe Co. Ltd.                                              Hungary
George Street Parade Limited                                                     United Kingdom

                                      21-6

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

Geosource EPIG Services Company Limited                                          Sudan
Geosource International (Nederland) B.V.                                         Netherlands
Global Drilling Services, Inc.                                                   Panama
GO Turkey S.A.                                                                   Isle of Nevis
Granherne, Inc.                                                                  United States
Granherne & Co LLC                                                               Oman
Granherne (Holdings) Limited                                                     United Kingdom
Granherne Information Systems Limited                                            United Kingdom
Granherne International (Holdings) Ltd                                           United Kingdom
Granherne International Limited                                                  United Kingdom
Granherne Limited                                                                United Kingdom
Granherne Sdn. Bhd.                                                              Malaysia
Green Sea Operations AS                                                          Norway
Grove TK Limited                                                                 United Kingdom
Halliburton (Proprietary) Limited                                                South Africa
Halliburton (U.K.) Limited                                                       United Kingdom
Halliburton Acquisitions Limited                                                 United Kingdom
Halliburton Affiliates Corporation                                               United States
Halliburton Argentina S.A.                                                       Argentina
Halliburton Arkhangelsk, Ltd.                                                    Russia
Halliburton AS                                                                   Norway
Halliburton Australia Pty. Ltd.                                                  Australia
Halliburton B.V.                                                                 Netherlands
Halliburton Brown & Root International Limited                                   United Kingdom
Halliburton Brown & Root Limited                                                 United Kingdom
Halliburton C.I.C.S. Inc.                                                        Cayman Islands
Halliburton Cimentacao Ltda.                                                     Brazil
Halliburton Company                                                              United States
Halliburton Company Austria G.m.b.H.                                             Austria
Halliburton Company Germany G.m.b.H.                                             Germany
Halliburton Company U.K. Limited                                                 United Kingdom
Halliburton Consulting Services Nigeria Limited                                  Nigeria
Halliburton de Mexico, S.A. de C.V.                                              Mexico
Halliburton del Amazonas S.A.                                                    Peru
Halliburton del Peru S.A.                                                        Peru
Halliburton Denmark A/S                                                          Denmark

                                      21-7

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

Halliburton DH Limited                                                           United Kingdom
Halliburton Energy Development (Kazakhstan) Limited                              Cayman Islands
Halliburton Energy Development (Kazakhstan), Inc.                                United States
Halliburton Energy Development (North Sea), Inc.                                 United States
Halliburton Energy Development Ltd.                                              Cayman Islands
Halliburton Energy Services (Malaysia) Sdn. Bhd.                                 Malaysia
Halliburton Energy Services Limited                                              United Kingdom
Halliburton Energy Services Nigeria Limited                                      Nigeria
Halliburton Energy Services Romania S.R.L.                                       Romania
Halliburton Energy Services, Inc.                                                United States
Halliburton EPC-22 Holdings, S. de R.L. de C.V.                                  Mexico
Halliburton Equipment Company S.A.E.                                             Egypt
Halliburton Espanola S.A.                                                        Spain
Halliburton Far East Pte Ltd                                                     Singapore
Halliburton Geodata (Overseas) Limited                                           United Kingdom
Halliburton Geodata Limited                                                      United Kingdom
Halliburton Global, Ltd.                                                         Cayman Islands
Halliburton Group Canada Inc.                                                    Canada
Halliburton Holding B.V.                                                         Netherlands
Halliburton Holding Germany GmbH                                                 Germany
Halliburton Holdings Australia Pty. Ltd.                                         Australia
Halliburton Holdings Limited                                                     United Kingdom
Halliburton I Cayman, Ltd.                                                       Cayman Islands
Halliburton II Cayman, Ltd.                                                      Cayman Islands
Halliburton Imco (Cameroon) S.A.R.L.                                             Cameroon
Halliburton Imco (Gabon) S.A.R.L.                                                Gabon
Halliburton International G.m.b.H                                                Austria
Halliburton International, Inc.                                                  United States
Halliburton Italiana S.p.A.                                                      Italy
Halliburton Kazakhstan Oilfield Services, Ltd                                    Kazakhstan
Halliburton KBR Operations Pty Ltd                                               Australia
Halliburton KBR Pty Ltd                                                          Australia
Halliburton KBR Production Services Pty Ltd                                      Australia
Halliburton KBR Water Services Pty Ltd                                           Australia
Halliburton Latin America S.A.                                                   Panama
Halliburton Limited                                                              United Kingdom
Halliburton Logging Services (M) Sdn. Bhd.                                       Malaysia

                                      21-8

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

Halliburton Manufacturing & Services Limited                                     United Kingdom
Halliburton Manufacturing (Singapore) Pte. Ltd.                                  Singapore
Halliburton Multinational, Inc.                                                  United States
Halliburton New Zealand Limited                                                  New Zealand
Halliburton Nigeria Limited                                                      Nigeria
Halliburton NUS Corporation                                                      United States
Halliburton Offshore Services, Inc.                                              Cayman Islands
Halliburton Oil Services Vietnam Limited                                         Vietnam
Halliburton Oilfield Services India Limited                                      India
Halliburton Oilfield Services Limited                                            Russia
Halliburton Operations Nigeria Limited                                           Nigeria
Halliburton Overseas Limited                                                     Cayman Islands
Halliburton Partners Canada Ltd.                                                 Canada
Halliburton Pension Trustee Limited                                              United Kingdom
Halliburton Products & Services Limited                                          Cayman Islands
Halliburton Produtos Ltda.                                                       Brazil
Halliburton Real Estate Services, Inc.                                           United States
Halliburton S.A.S.                                                               France
Halliburton S.C., Inc.                                                           United States
Halliburton Saudi Logging LLC                                                    Saudi Arabia
Halliburton Services (Malaysia) Sdn. Bhd.                                        Malaysia
Halliburton Servicios (Chile) Ltda.                                              Chile
Halliburton Servicos Ltda.                                                       Brazil
Halliburton Singapore Pte. Ltd.                                                  Singapore
Halliburton Technical Services, Inc.                                             United States
Halliburton Tesel Limited                                                        United Kingdom
Halliburton Trinidad Limited                                                     Trinidad
Halliburton Tunisia (Offshore) Ltd                                               Tunisia
Halliburton West Africa Ltd.                                                     Cayman Islands
Halliburton Worldwide Limited                                                    Cayman Islands
Halliburton Worldwide Services, Inc.                                             United States
Halliburton Z, Ltd.                                                              Cayman Islands
Halliburton-Atyrau Oil & Gas Services                                            Kazakhstan
Halson Financial Services Limited                                                Cayman Islands
HBR (Thailand) Limited                                                           Thailand
HBR Asia Contractors Limited                                                     Hong Kong
HBR Energy, Inc.                                                                 United States

                                      21-9

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

HBR NL Holdings, LLC
HED (Indonesia), Inc.                                                            United States
HGS Enterprises Inc.                                                             Panama
HGS Limited                                                                      United Kingdom
HLS India Limited                                                                India
HLS Nigeria Limited                                                              Nigeria
HMB Subwork Limited                                                              United Kingdom
HobbyMarkt Capelle B.V.                                                          Netherlands
Hobbymarkt Capelle de Mexico, S.A. de C.V.                                       Mexico
Holmes Blowers Limited                                                           United Kingdom
Howard Humphreys & Partners Limited                                              United Kingdom
Howard Humphreys (Kenya) Limited                                                 Kenya
Howard Humphreys (Tanzania) Limited                                              Tanzania
Howard Humphreys (Uganda) Limited                                                Uganda
Howard Humphreys (Zimbabwe) Limited                                              United Kingdom
Howard Humphreys Group Limited                                                   United Kingdom
Howard Humphreys Limited                                                         United Kingdom
Howard Humphreys Project Management (HK) Limited                                 Hong Kong
Howard Humphreys Project Management Limited                                      United Kingdom
HuaMei Halliburton Petroleum Technical Service Co. Ltd.                          China
Hunting- Brae Limited                                                            United Kingdom
Ilex Technologies Ltd.                                                           United Kingdom
Integrated Documatics Limited                                                    United Kingdom
Integrated Power Services Pty Ltd                                                Australia
International Administrative Services, Ltd.                                      Cayman Islands
International Automative Technologies, L.L.C.                                    United States
IPEM Developments Limited                                                        United Kingdom
Jet Research Center, Inc.                                                        United States
Jet Research Corporation                                                         United States
Kapeq Trading Limited                                                            Cyprus
KBR Caledonia Limited                                                            United Kingdom
KBR de Monterey S.A. de C.V.                                                     Mexico
KBR Development Corporation                                                      Cayman Islands
KBR/TECHNIP, L.L.C.                                                              United States
KBRDC CNC (Cayman) Ltd.                                                          Cayman Islands
KBRDC Nitrogen 2000 (Cayman) Ltd.                                                Cayman Islands
KBRDC Nitrogen 2000 (St. Lucia) Ltd.                                             St. Lucia

                                     21-10

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001
                                                 (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

K International Engineers Pty Ltd
Kellogg (Malaysia) Sdn. Bhd.                                                     Malaysia
Kellogg Africa Growth Fund Inc.                                                  United States
Kellogg Brown & Root Algeria Inc.                                                United States
Kellogg Brown & Root Consultancy (Malaysia) Sdn. Bhd.                            Malaysia
Kellogg Brown & Root Engineering Corporation                                     United States
Kellogg Brown & Root Far East, Inc.                                              United States
Kellogg Brown & Root GmbH                                                        Germany
Kellogg Brown & Root, Inc.                                                       United States
Kellogg Brown & Root India Limited                                               United States
Kellogg Brown & Root International, Inc. (Delaware)                              United States
Kellogg Brown & Root International, Inc. (Panama)                                Panama
Kellogg Brown & Root Limited                                                     United Kingdom
Kellogg Cardon, C.A.                                                             Venezuela
Kellogg China Inc.                                                               United States
Kellogg Chiyoda Services Ltd.                                                    Cayman Islands
Kellogg Construction Limited                                                     United Kingdom
Kellogg France, S.A.                                                             France
Kellogg International Services Corporation                                       United States
Kellogg International Services Limited                                           Cayman Islands
Kellogg Iran, Inc.                                                               United States
Kellogg ISL Limited                                                              Cayman Islands
Kellogg Korea, Inc.                                                              United States
Kellogg Malaysia, Inc.                                                           United States
Kellogg Mexico, Inc.                                                             United States
Kellogg Middle East Limited                                                      United States
Kellogg Offshore Limited                                                         United Kingdom
Kellogg Overseas Corporation                                                     United States
Kellogg Pan American, C.A.                                                       Venezuela
Kellogg Pan American Corporation                                                 United States
Kellogg Saudi Arabia Limited                                                     United States
Kellogg Services, Inc.                                                           United States
Kestrel Subsea Systems Limited                                                   United Kingdom
Kinhill Building Investigation Pty Ltd                                           Australia
Kinhill Holdings Pty Ltd                                                         Australia
Kinhill India Private Ltd.                                                       India
Kinhill Investments Pty Ltd                                                      Australia

                                     21-11

                                                                                 Exhibit 21

                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001
                                                 (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

Kinhill Pacific Pty. Ltd.                                                        Australia
Kinhill Pakistan (Private) Limited                                               Pakistan
Kinhill PNG Limited                                                              New Guinea
Kinhill Pte Ltd                                                                  Singapore
Kinhill SAGRIC Pty Ltd                                                           Australia
Kinhill Superannuation Nominees Pty Ltd                                          Australia
KPA, S.A. de C.V.                                                                Mexico
KRSA Limited                                                                     United Kingdom
KRW Energy Systems Inc.                                                          United States
Landmark America Latina, S.A.                                                    Panama
Landmark de Mexico, S.A. de C.V.                                                 Mexico
Landmark EAME, Ltd.                                                              United Kingdom
Landmark Graphics Colombia S.A.                                                  Colombia
Landmark Graphics Corporation                                                    United States
Landmark Graphics do Brasil Ltda.                                                Brazil
Landmark Graphics Europe/Africa, Inc.                                            United States
Landmark Graphics International, Inc.                                            United States
Landmark Graphics (Malaysia) Sdn. Bhd.                                           Malaysia
Landmark Graphics (Nigeria) Limited                                              Nigeria
Landmark Graphics Venezuela C.A.                                                 Venezuela
Laurel Financial Services B.V.                                                   Netherlands
Laut-AOC Sdn Bhd                                                                 Brunei Darussalam
LCL Knightsbridge Limited                                                        United Kingdom
Liaohe Halliburton Flow Measurement Company                                      China
LMK Resources                                                                    Mauritius
LMK Resources Pakistan (Pvt.) Ltd.                                               Pakistan
LNG_Servicos E Gestao de Projectos Limitada                                      Portugal
M. W. Kellogg Company Limited                                                    Canada
M. W. Kellogg Constructors Inc.                                                  United States
M. W. Kellogg Group Limited                                                      United Kingdom
M. W. Kellogg International Limited                                              United Kingdom
M. W. Kellogg Limited                                                            United Kingdom
M. W. Kellogg Pensions Limited                                                   United Kingdom
M. W. Kellogg Technology Company                                                 United States
Magic Earth, Inc.                                                                United States
Magic Earth, Ltd.                                                                United Kingdom

                                     21-12

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001
                                                 (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

Management Logistics, Inc.                                                       United States
Mantenimiento Marino de Mexico, S. de R.L. de C.V.                               Mexico
Marend Limited                                                                   United Kingdom
Mashhor Well Services Sdn Bhd                                                    Brunei
Masoneilan International, LLC                                                    United States
Mid-Valley, Inc.                                                                 United States
Middle East Technologies, Inc.                                                   United States
Millennium Link Limited                                                          United Kingdom
Monenco Offshore Limited                                                         Canada
Mono Group                                                                       United Kingdom
Mono Group Pension Trustees Limited                                              United Kingdom
Mono Pumps (Australia) Pty. Limited                                              Australia
Mono Pumps (Engineering) Limited                                                 United Kingdom
Mono Pumps (Manfacturing) Limited                                                United Kingdom
Mono Pumps (New Zealand) Limited                                                 New Zealand
Mono Pumps (U.K.) Limited                                                        United Kingdom
Mono Pumps Limited                                                               United Kingdom
Monoflo, Inc.                                                                    United States
Moroccan Engineers & Constructors                                                Morocco
Nederlands Bedrijfskleding Service B.V.                                          Netherlands
New Ocean Contractors Limited                                                    United Kingdom
Nibod Mines Ltd.                                                                 Nigeria
Nile Oilfield Engineering Limited                                                Sudan
NL Baroid (Cameroon) S.A.R.L.                                                    Cameroon
NL do Brazil Ltda.                                                               Brazil
NL Overseas Service Company Limited                                              United Kingdom
Norsk Modifikajon og Vedlikehold Service AS                                      Norway
North Sea Assets Limited                                                         United Kingdom
NUMALOG, Ltd.                                                                    Israel
NUMAR UK Limited                                                                 United Kingdom
NUS of Maryland, Inc.                                                            United States
OGC International Limited                                                        United Kingdom
Oilfield Telecommunications, Inc.                                                United States
Otis Engineering Italiana S.r.l.                                                 Italy
Overseas Administration Services, Ltd.                                           Cayman Islands
Overseas Marine Leasing Company                                                  United States
P.T. Baroid Indonesia                                                            Indonesia

                                     21-13

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001
                                                 (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

P.T. Bredero Price Indonesia
P.T. Brown & Root Indonesia                                                      Indonesia
P.T. Halliburton Drilling Systems Indonesia                                      Indonesia
P.T. Halliburton Indonesia                                                       Indonesia
P.T. Halliburton Logging Services Indonesia                                      Indonesia
P.T. Indokor Sperry-Sun                                                          Indonesia
P.T. Jaya Kinhill Arkonin (Indonesia)                                            Indonesia
P.T. Kinhill Indonesia                                                           Indonesia
P.T. Landmark Concurrent Solusi Indonesia                                        Indonesia
P.T. Numar Indonesia                                                             Indonesia
P.T. Security Mulia Indonesia                                                    Indonesia
P.T. Udemco Otis Indonesia                                                       Indonesia
PACE AS                                                                          Norway
Paloak Limited                                                                   United Kingdom
PES France                                                                       France
PES Netherlands Limited                                                          United Kingdom
P.E.S. Petroquip Limited                                                         United Kingdom
P.E.S. Petroseal Limited                                                         United Kingdom
P.E.S. Petroserv Limited                                                         United Kingdom
P.E.S. Petrospec Limited                                                         United Kingdom
PES Trustees Limited                                                             United Kingdom
Petroleum Engineering Services (Italia) srl                                      Italy
Petroleum Engineering Services Asia Pty. Ltd.                                    Australia
Petroleum Engineering Services Ltd.                                              United Kingdom
Petroleum Engineering Services Norge AS                                          Norway
Petroleum Information & Equipment Services Pte. Ltd.                             Singapore
Petroleum Manufacturing Services Limited                                         United Kingdom
PetroData AS                                                                     Norway
Petrologic Ltd.                                                                  United Kingdom
PGS Data Management (UK) Limited                                                 United Kingdom
Plantation Land Company, Inc.                                                    United States
Polinex-Cekop S.A.                                                               Poland
Professional Resources, Ltd.                                                     Bermuda
Property & Casualty Insurance, Ltd. - U.S.                                       United States
Property and Casualty Insurance, Limited                                         Bermuda
Pullman Kellogg Plant Services Algeria, Inc.                                     United States

                                     21-14

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001
                                                 (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

Rezayat Brown and Root Saudi Company Limited                                     Saudi Arabia
Road Management Consolidated Plc                                                 United Kingdom
Road Management Group Limited                                                    United Kingdom
Road Management Limited                                                          United Kingdom
Road Management Services (A13) Holdings Limited                                  United Kingdom
Road Management Services (A13) Plc                                               United Kingdom
Road Management Services (Gloucester) Limited                                    United Kingdom
Road Management Services (Peterborough) Limited                                  United Kingdom
Rockwater (North Sea) Limited                                                    United Kingdom
Rockwater B.V.                                                                   Netherlands
Rockwater CV                                                                     Netherlands
Rockwater Holdings Limited                                                       United Kingdom
Rockwater Limited                                                                United Kingdom
Rockwater Offshore Contractors 2 B.V.                                            Netherlands
Rotary Brown & Root Pte. Ltd.                                                    Singapore
Sattahip Pipecoaters Limited                                                     Thailand
SBR Offshore Limited                                                             Canada
Scientific & Technical Computing Centre Pty Ltd                                  Australia
Seaforth Engineering Limited                                                     United Kingdom
Seaforth Kinergetics Limited                                                     United Kingdom
Seaforth Marine Services Limited                                                 United Kingdom
Seaforth Maritime (Holdings) Limited                                             United Kingdom
Seaforth Maritime Limited                                                        United Kingdom
Security DBS (MEM) E.C.                                                          Bahrain
Security DBS B.V.                                                                Netherlands
Security DBS Italia S.r.l.                                                       Italy
Security DBS S.A.                                                                France
Sembrown Equipment Pte Ltd                                                       Singapore
Semi Sub Services B.V.                                                           Netherlands
Service Employees International, Inc.                                            Cayman Islands
Servicios Halliburton de Venezuela, S.A.                                         United States
Servicios Industriales Worthington, S.A.                                         Venezuela
Servicios Profesionales Petroleros, S. de R.L. de C.V.                           Mexico
Servicios Tecnicos Brown & Root, S.A.                                            Panama
Shapadu Rockwater Sdn. Bhd.                                                      Malaysia
Shaw Industries Pty. Limited                                                     Australia

                                     21-15

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001
                                                 (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

Shaw Pipe Industries Limited                                                     Canada
Siam Brown and Root Limited                                                      Thailand
SIF-Isopipe S.A.                                                                 France
Sinokellogg Engineering Company                                                  China
Snamprogetti Netherlands, B.V.                                                   Netherlands
Sociedad Espanola de Bombas y Maquinaria S.A.                                    Spain
Sperry Sun Saudia Company Limited                                                Saudi Arabia
Sperry-Sun (U.K.) Limited                                                        United Kingdom
Sperry-Sun de Ecuador S.A.                                                       Ecuador
Strata Bit Limited                                                               United Kingdom
Stratamodel (Barbados) Export Ltd                                                Barbados
Stratamodel (FSC)                                                                Barbados
Studebaker-Worthington (U.K.) Limited                                            United Kingdom
SubSahara Serivces, Inc.                                                         United States
SubSea HMB Ltd.                                                                  United Kingdom
Sub Sea Offshore (B) Berhad                                                      Brunei
Sub Sea Offshore (Holdings) Limited                                              United Kingdom
Sub Sea Offshore Limited                                                         United Kingdom
Sub Sea Offshore Pte. Ltd.                                                       Singapore
Sub Sea Overseas, Inc.                                                           Panama
Sub Sea Worldwide, Inc.                                                          Panama
SubseaKat (Malaysia) Sdn. Bhd.                                                   Malaysia
Symington Wayne Overseas, Ltd.                                                   Canada
T.K. Valve Holdings                                                              United Kingdom
Taylor Diving (South East Asia) Pte. Ltd.                                        Singapore
Taylor International Diving Company, Inc.                                        United States
Tesel Holdings Limited                                                           United Kingdom
Thai Pipecoaters Limited                                                         Thailand
The Arab Geophysical Exploration Services Company                                Libya
Thermotite AS                                                                    Norway
Thermotite Brasil Ltda.                                                          Brazil
Thermotite Subsea Insulation, Inc.                                               United States
Thomco (No. 2011) Pty Ltd                                                        Australia
Tres Gaviotas, S.A. de C.V.                                                      Mexico
Tri-Can Perforators Limited                                                      Trinidad
Triconos Mineros S.A.                                                            Chile

                                     21-16

                                                                                 Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2001
                                                 (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION

TSKJ - Servicos de Engenharia Limitada                                           Portugal
TSKJ II Construcoes Internacionais Sociedade Unipessoal Limitada                 Portugal
TSKJ Nigeria Limited                                                             Nigeria
Ucamar Shipping & Transportation Company (Cayman) Limited                        Cayman Islands
UMC Engineering Sdn Bhd                                                          Malaysia
Uniglobe Engineering Limited                                                     Cyprus
Universal Energy Services Aktiengesellschaft                                     Liechtenstein
Universal Energy Services SRL                                                    Italy
Vactor Industrial Pollution (U.K.) Limited                                       United Kingdom
Vosnoc Limited                                                                   Cyprus
W.T. Limited                                                                     United Kingdom
Walbridge Brown & Root International LLC (A Delaware Corporation)                United States
Walbridge Brown & Root International LLC (Cayman Islands)                        Cayman Islands
Wasserij Smit-Delft BV                                                           Netherlands
Wayne Pump Company South Africa (Proprietary) Limited                            South Africa
WeCem AS                                                                         Norway
WellDynamics BV                                                                  Netherlands
WellDynamics Inc.                                                                United States
WellDynamics International Limited                                               United Kingdom
Wellstream International, Inc.                                                   United States
Wellstream, Inc.                                                                 United States
Wetzel Tecnomecanica S.A.                                                        Brazil
Wheatley Pump Incorporated                                                       United States
Wheatley Ural                                                                    CIS
Woodlands DPTS Ltd.                                                              United Kingdom
Worthington Compressores e Turbinas Ltda.                                        Brazil
Worthington Pumping Systems Limited                                              United Kingdom
Worthington-Simpson Limited                                                      United Kingdom
Xinjiang DB Stratabit Bit and Tool Company Ltd.                                  China
Zen No. 33 Limited                                                               Papua New Guinea
Zhanjiang Zhonghai Bredero Price Coaters, Inc.                                   China

(1)  Each of the subsidiaries named conducts its business under its corporate name and, in a few instances, under a shortened form of its corporate name.

(2)  The names of approximately 50 subsidiaries have been omitted since the unnamed subsidiaries considered in the aggregate would not constitute a significant subsidiary as defined by Item 601(b)(21).

                                     12-17